Exhibit 77Q1(e) to ACMT 11.30.2007 NSAR

     1. Management  Agreement  effective August 1, 2007 between American Century
Municipal  Trust and American  Century  Investment  Management,  Inc.,  Filed as
Exhibit 99 D to Form 485B  Post-Effective  Amendment No. 52 to the  Registrant's
Registration  Statement  filed on Form N-1A 09/28/07,  effective  10/01/07,  and incorporated herein by reference.